Exhibit 32.1

                                  CERTIFICATION

     In connection with the quarterly report of Arizona Land Income Corporation (the "Company") on Form 10-QSB for the period ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas R. Hislop, Chief Executive Officer and Chief Financial Officer of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                /s/ Thomas R. Hislop
                                                ---------------------
                                                Thomas R. Hislop
                                                Chief Executive Officer
                                                Chief Financial Officer
                                                Arizona Land Income Corporation
                                                August 13, 2003


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